Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the SEC.

RENEWAL AMENDMENT NO:3

To AGREEMENT dated 15th September, 2004 &
Renewal Amendments dated 25th July 2008 & 1st May 2009

("Agreement")

Between

SATYAM COMPUTER SERVICES LIMITED
And

XALTED NETWORK, INC

This Renewal Amendment to the above referenced Agreement is entered into and made effective as of 1st May 2010 ("**Amendment Effective Date**") by and between Satyam Computer Services Ltd, having its registered office at, Satyam Infocity Building, 12, Plot no 35/36, Hi-TEC City Layout,, Survey No 64, Madhapur, Hyderabad Pin: 500081, AP , India ("**Satyam**") and Xalted Network, Inc with its principal place of business at 690, North McCathy Blvd, Suite 200, Milpitas, California 95035, USA ("**XNI**").

In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the Agreement shall be amended as follows:

1. The parties agree to extend the term of the Agreement for an additional term of one (1) year from the end of the current term to as 30th April 2011.

2. Section 2.13.2 in the original Agreement is deleted completely.

3. Section 2.13.1 in the original Agreement is now modified as follows:

   "XNI will provide the Bundled software required for BSNL IOBAS project, to Satyam at a price of Rs[redacted] **per 1000 priced interconnect CDRs** for volumes upto 100 million p[redacted] interconnect CDRs per day. These rates are retrospectively effective from 1st April 2010 to April 2011 (Limited to completion of bill cycle activities pertaining to March 2010)" . This price is inclusive of all duties, taxes and levies.

4. Except as specifically modified herein, all other provisions of the original Agreement remain in full force and effect.

1

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be executed by their duly authorized representatives as of the Amendment Effective Date.

SATYAM COMPUTER SERVICES LIMITED

Signature ____________________

Name : V.Venkata Kumar Raju,

Title: Sr. Vice President - Finance & Authorised signatory

Date: 9th JULY 2010

Satyam Computer Services Ltd. Hyderabad

SCSL LEGAL OK 9/07/10

Mahindra Satyam

XALTED NETWORKS INC

Signature ____________________

Name: Ajay. M. Batheja

Title: Chief Executive Officer

Date: 13 July 2010

XALTED NETWORKS INC.

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The symbol ___ in this exhibit indicates places where information has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.